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Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER, PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Dipexium Pharmaceuticals, Inc. a Delaware corporation (the "Company"), on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission (the "Report"), I, Robert G. Shawah, Chief Accounting Officer and Treasurer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

          (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT G. SHAWAH Robert G. Shawah Chief Accounting Officer and Treasurer (Principal Financial and Accounting Officer)
Date: March 22, 2016

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  Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002